UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2009

SKYE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27549	88-0362112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 E. Gray Rd., Suite 104 Scottsdale AZ 85260
(Address of principal executive offices) (Zip Code)

(480) 993-2300
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.        Changes in Registrant’s Certifying Accountant.

On September 14, 2009, the registrant dismissed Seale & Beers, LLC as its independent registered public accounting firm, and engaged Mantyla McReynolds, LLC.  The Board of Directors of the registrant approved of the dismissal of Seale & Beers and the engagement of Mantyla McReynolds as its independent auditor.

As the registrant engaged Seale & Beers as of August 10, 2009, Seale & Beers did not issue a report on the registrant’s financial statements for the fiscal years ended December 31, 2008 or 2007.

During the registrant’s two most recent fiscal years and the period through September 14, 2009, there were no disagreements with Seale & Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale & Beers, would have caused it to make reference to the subject matter of the disagreements in connection with its report.  Further, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K occurring from during the registrant’s two most recent fiscal years and the period through September 14, 2009.

During the period prior to the engagement of Mantyla McReynolds, neither the registrant nor anyone on its behalf consulted Mantyla McReynolds regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the registrant’s financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.  Further, Mantyla McReynolds has not provided written or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing or financial reporting issues.

The registrant provided a copy of the foregoing disclosures to Seale & Beers prior to the date of the filing of this report and requested that Seale & Beers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 5.01	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 14, 2009 the registrant received the resignation of Steven G. Mihaylo as a Director and Chairman of the Board of Directors.  The written resignation included a statement that such resignation was not the result of any disagreement between himself and the Board of Directors or Management on any matter relating to the registrant’s operations, policies or practices.

Item 9.01             Financial Statements and Exhibits

Regulation S-K Number	Document
16.1	Letter from Seale & Beers, LLC

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE INTERNATIONAL, INC

Date: September 15, 2009	By:	/s/ Gregg C. Johnson
Name: Gregg C. Johnson
Title: Chief Operating Officer